Power of Attorney

I, Virginia G. Breen, the undersigned Director of UBS Multi-Strat Fund, L.L.C. (the "Fund"), hereby authorize each of Robert F. Aufenanger, William J. Ferri, James M. Hnilo and Nicholas J. Vagra as an attorney-in-fact to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:	/s/ Virginia G. Breen
	Name:	Virginia G. Breen
	Title:	Director

Dated as of February 21, 2012

Power of Attorney

I, Meyer Feldberg, the undersigned Director of UBS Multi-Strat Fund, L.L.C. (the "Fund"), hereby authorize each of Robert F. Aufenanger, William J. Ferri, James M. Hnilo and Nicholas J. Vagra as an attorney-in-fact to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:	/s/ Meyer Feldberg
	Name:	Meyer Feldberg
	Title:	Director

Dated as of February 20, 2012

Power of Attorney

I, George W. Gowen, the undersigned Director of UBS Multi-Strat Fund, L.L.C. (the "Fund"), hereby authorize each of Robert F. Aufenanger, William J. Ferri, James M. Hnilo and Nicholas J. Vagra as an attorney-in-fact to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:	/s/ George W. Gowen
	Name:	George W. Gowen
	Title:	Director

Dated as of February 20, 2012

Power of Attorney

I, Stephen H. Penman, the undersigned Director of UBS Multi-Strat Fund, L.L.C. (the "Fund"), hereby authorize each of Robert F. Aufenanger, William J. Ferri, James M. Hnilo and Nicholas J. Vagra as an attorney-in-fact to sign on my behalf in the capacity indicated in the Registration Statement or amendments thereto (including pre-effective and post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By:	/s/ Stephen H. Penman
	Name:	Stephen H. Penman
	Title:	Director

Dated as of February 27, 2012